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                                                                    EXHIBIT 10.1



     FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT



     This Fourth Amendment to Loan and Security Agreement (the "FOURTH AMENDMENT") is made as of this 10th day of March, 2005 by and among

          National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), an Ohio corporation with offices at 1965 E. Sixth Street, Cleveland, Ohio 44114, as administrative agent (in such capacity, herein the "ADMINISTRATIVE AGENT"), for the ratable benefit of the "REVOLVING CREDIT LENDERS", who are, at present, those financial institutions identified on the signature pages of this Fourth Amendment and who in the future are those Persons (if any) who become "Revolving Credit Lenders" in accordance with the provisions of the Loan Agreement (as defined below);

          National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as collateral agents (collectively, in such capacity, herein the "COLLATERAL AGENTS"), for the ratable benefit of the Revolving Credit Lenders;

          and

          National City Bank, as L/C Issuer (the "ISSUER");

          and

          The Revolving Credit Lenders;

          and

          Value City Department Stores LLC (in such capacity, the "LEAD BORROWER"), an Ohio limited liability company with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751, as agent for the following (individually, a "BORROWER" and collectively, the "BORROWERS"):

          Said Value City Department Stores LLC ("VCDS LLC"); and

          DSW Inc. (f/k/a Shonac Corporation) ("SHONAC"), an Ohio corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219;

          DSW Shoe Warehouse, Inc. ("DSW"), a Missouri corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219; and

          Gramex Retail Stores, Inc. ("GRAMEX"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and




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          Filene's Basement, Inc. ("FILENE'S"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751; and

          Value City of Michigan, Inc. ("VC MICHIGAN"), a Michigan corporation with its principal executive offices at 36901 Warren Road, Westland, Michigan 48185;

          GB Retailers, Inc. ("GBR"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and

          Retail Ventures Jewelry, Inc. ("JEWELRY"), an Ohio corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224;

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                              W I T N E S S E T H:

     A. Reference is hereby made to that certain Loan and Security Agreement dated as of June 11, 2002 (as the same has been, and may hereafter be, amended, modified, supplemented or restated, the "LOAN AGREEMENT") among (i) Value City Department Stores LLC, successor by merger to Value City Department Stores, Inc. (the "LEAD BORROWER"), (ii) the other Borrowers (other than the Lead Borrower), (iii) the Revolving Credit Lenders, (iv) the Administrative Agent, (v) the Collateral Agents, and (vi) the Issuer.

     B. The Borrowers have requested that the Revolving Credit Lenders modify and amend certain provisions of the Loan Agreement to, among other things, increase the amount available to be borrowed thereunder.

     D. The Revolving Credit Lenders have agreed to consent to modify and amend certain provisions of the Loan Agreement as provided herein.

     Accordingly, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2.   Amendments to Loan Agreement.


     a.   Amendments to Article 1 of Loan Agreement. The provisions of
          Article 1 of the Loan Agreement are hereby revised as follows:



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          i.   The definition of "Excess Availability Reserve" is hereby
               amended by deleting the number "$35,000,000" and substituting the number "$40,000,000" in its stead.

          ii. The definition of "Revolving Credit Ceiling" is hereby amended by deleting the number "$350,000,000.00" and substituting the number "$425,000,000" in its stead.

          iii. The definition of "SwingLine Loan Ceiling" is hereby amended by deleting the number "$25,000,000" and substituting the number "$35,000,000" in its stead.

     b. Amendments to Exhibits to Loan Agreement. Exhibit 2.23 [Revolving Credit Lenders' Commitments] to the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit 2.23 attached hereto and incorporated by reference herein.

3. Representations and Warranties. The Borrowers hereby restate and reaffirm all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents as of the date hereof.

4. Conditions Precedent to Effectiveness. This Fourth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

     a. This Fourth Amendment shall have been duly executed and delivered by all of the Revolving Credit Lenders and the other parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Revolving Credit Lenders.

     b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Fourth Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

     c. The Lead Borrower and each other Loan Party shall each have delivered the following to the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

          i. Certificate of each Loan Party's Secretary of the due adoption, continued effectiveness, and setting forth the text of each corporate resolution adopted in connection with the loan arrangement, as modified by the Fourth Amendment, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

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          ii.  Amended and Restated Swingline Note; and

          iii. Amended and Restated Revolving Credit Notes in favor of each of the Revolving Credit Lenders.

          iv.  Amendment to Fee Letter.

          v.   Opinion of counsel to the Loan Parties.

     d. The Administrative Agent shall have received the consent of the holders of the Term Loans to this Fourth Amendment, together with a Third Amendment to Intercreditor and Subordination Agreement to reflect changes therein necessitated hereby, each in form and substance reasonably satisfactory to the Administrative Agent.

     e. The Borrowers shall have paid to the Administrative Agent for the pro rata account of the Revolving Credit Lenders an amendment fee in an amount equal to $75,000.

     f. All other fees due under the Loan Agreement and the Fee Letter, as amended hereby, and all costs and expenses incurred by the Agent in connection with the preparation and negotiation of this Fourth Amendment and related documents (including the fees and expenses of counsel to the Agent), shall have been paid in full.

     g.   No Default or Event of Default shall be then occurring.

     h. The Loan Parties shall have executed and delivered to the Administrative Agent such other documents, instruments, and agreements as may be required by the Administrative Agent.

5.   Miscellaneous.

     a. This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

     b. This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     c. Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.


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     d.   The Loan Parties shall pay on demand all costs and expenses of the
          Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment.

     e. This Fourth Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of State of New York.



                            [SIGNATURE PAGES FOLLOW]
























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         IN WITNESS WHEREOF, the parties have duly executed this Fourth
Amendment as of the day and year first above written.

BORROWERS:                              VALUE CITY DEPARTMENT STORES LLC


                                        By:________________________________
                                        Name: James A. McGrady
                                        Title: Vice President


                                        DSW INC. (f/k/a Shonac Corporation)


                                        By:________________________________
                                        Name: James A. McGrady
                                        Title: Chief Financial Officer


                                        DSW SHOE WAREHOUSE, INC.


                                        By:________________________________
                                        Name: James A. McGrady
                                        Title: Chief Financial Officer


                                        GRAMEX RETAIL STORES, INC.


                                        By:________________________________
                                        Name: James A. McGrady
                                        Title: Chief Financial Officer


                                        FILENE'S BASEMENT, INC.


                                        By:________________________________
                                        Name: James A. McGrady
                                        Title: Chief Financial Officer




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                                        VALUE CITY OF MICHIGAN, INC.


                                        By:________________________________
                                        Name: James A. McGrady
                                        Title: Chief Financial Officer


                                        GB RETAILERS, INC.


                                        By:________________________________
                                        Name: James A. McGrady
                                        Title: Chief Financial Officer


                                        RETAIL VENTURES JEWELRY,  INC.


                                        By:_________________________________
                                        Name: James A. McGrady
                                        Title: Chief Financial Officer


                                        NATIONAL CITY BUSINESS CREDIT, INC.
                                        (f/k/a National City Commercial
                                        Finance, Inc.) (ADMINISTRATIVE AGENT,
                                        COLLATERAL AGENT AND REVOLVING
                                        CREDIT LENDER)


                                        By:__________________________________
                                        Name: _______________________________
                                        Title: ______________________________


                                        NATIONAL CITY BANK
                                        (ISSUER)


                                        By:__________________________________
                                        Name: _______________________________
                                        Title: ______________________________





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                                        FLEET RETAIL GROUP, INC. (f/k/a Fleet
                                        Retail Finance Inc.) (COLLATERAL AGENT
                                        AND REVOLVING CREDIT LENDER)


                                        By:__________________________________
                                        Name: _______________________________
                                        Title: ______________________________


                                        WELLS FARGO RETAIL FINANCE II, LLC


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________


                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________


                                        AMSOUTH BANK


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________



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                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________


                                        HSBC BUSINESS CREDIT (USA), INC.


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________


                                        WEBSTER BUSINESS CREDIT CORPORATION


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________


                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________




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                                        PNC BANK, National Association


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________


                                        SIEMENS FINANCIAL SERVICES, INC.


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________









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